Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT (this "Amendment"), dated as of November 4, 2015, amends and modifies a certain Credit Agreement, dated as of August 31, 2006, as amended by Amendments dated as of January 1, 2007, November 30, 2007, May 27, 2011, December 10, 2012 and December 22, 2014 (as so amended, the "Credit Agreement"), by and among MARTEN TRANSPORT, LTD., a Delaware corporation (the "Borrower"), the Banks named therein (U.S. Bank National Association being the sole Bank as of the date hereof), and U.S. BANK NATIONAL ASSOCIATION, as agent for the Banks (the "Agent"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

FOR VALUE RECEIVED, the Borrower, the Banks and the Agent agree as follows:

ARTICLE I - AMENDMENT

1.1 Increase to Revolving Commitment Amount. The Borrower has requested that the Aggregate Revolving Credit Amount shall be increased from $50,000,000 to $75,000,000. U.S. Bank National Association, in its capacity as a Bank, has agreed to increase its Revolving Commitment Amount by $25,000,000 to $75,000,000. Consequently, the Credit Agreement is amended by replacing Schedule 1.1.2 with Schedule 1.1.2 attached to this Amendment.

1.2 Federal Reserve Regulations. Section 4.9 is amended by adding the following sentence at the end of such Section:

"For such purpose, margin stock owned by the Borrower shall be deemed not to include shares of its own stock redeemed by the Borrower that are cancelled and constitute authorized and unissued shares."

1.3 Issuance of Shares. Section 6.2 is amended by adding the following sentence at the end of such Section:

"This Section shall not be deemed to restrict redemption by the Borrower of its own stock (which is governed by Section 6.7) or issuance by the Borrower of any equity securities."

1.4 Investments. Section 6.12 is amended by adding subsection(l), to read as follows:

"(l) Redemption by the Borrower of shares of its own stock to the extent permitted by Section 6.7."

1.5 Use of Proceeds. Section 6.18(a) is amended by adding the following sentence at the end of such Section:

"For purposes of the foregoing, shares of stock that are redeemed by the Borrower and cancelled and constitute authorized and unissued shares shall not be deemed to be margin stock owned by the Borrower or repurchased and held stock."

1.6 Restricted Payments. Section 6.7 is amended to read as follows:

"Section 6.7     Restricted Payments. The Borrower will not make any Restricted Payments (a) during any fiscal year of the Borrower exceeding 25% of the Borrower's total consolidated net income as shown on its audited income statement for its most recent prior fiscal year, provided, that the limit in this subsection (a) shall not apply to redemption of the shares of the Borrower during the fiscal years of the Borrower ending December 31, 2015 or December 31, 2016, or (b) in any amount, if any Default or Event of Default shall have occurred and continued hereunder."

1.7 Revolving Note. The Revolving Loans shall be evidenced by a replacement Revolving Note payable to U.S. Bank National Association in the amount of its Revolving Commitment Amount.

1.8 Construction. All references in the Credit Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

To induce the Banks and the Agent to enter into this Amendment and to make and maintain the Loans under the Credit Agreement as amended hereby, the Borrower hereby warrants and represents to the Banks and the Agent that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Credit Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to equitable principles.

ARTICLE III - CONDITIONS PRECEDENT

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

3.1 Warranties. Before and after giving effect to this Amendment, the representations and warranties in Article 4 of the Amended Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement, as amended hereby and except to the extent such representations and warranties expressly refer to an earlier date.

3.2 Defaults. Before and after giving effect to this Amendment, no Default and no Event of Default shall have occurred and be continuing under the Amended Credit Agreement.

3.3 Documents. The Borrower shall have executed and delivered this Amendment and the replacement Revolving Note and the Guarantor Subsidiaries shall have executed and delivered the Acknowledgement in the form attached hereto.

ARTICLE IV - GENERAL

4.1 Expenses. The Borrower agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

4.4 Law; Consent to Jurisdiction; Waiver of Jury Trial. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder. This Amendment shall be subject to the Consent to Jurisdiction and Waiver of Jury Trial provisions of the Credit Agreement.

4.5 Successors; Enforceability. This Amendment shall be binding upon the Borrower, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks and the Agent and the successors and assigns of the Banks and the Agent. Except as hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Minneapolis, Minnesota by their respective officers thereunto duly authorized as of the date first written above.

U.S. BANK NATIONAL ASSOCIATION, as Agent and as a Bank

By:	/s/ Daniel D. Washam

Title:	Vice President

MARTEN TRANSPORT, LTD., as the Borrower

By:	/s/ James J. Hinnendael
James J. Hinnendael
	Title:	Executive Vice President and Chief Financial Officer

Schedule 1.1.2

Commitments and Percentages

Bank:	Revolving Commitment:	Revolving Percentage:

U.S. Bank	$75,000,000	100.000000000%

GUARANTOR'S ACKNOWLEDGMENT

The undersigned (the "Guarantors") have each, by guaranties each dated as of January 1, 2007 (the "Guaranties") guaranteed payment and performance of obligations of MARTEN TRANSPORT, LTD. (the "Borrower") to the Banks and U.S. Bank National Association, as Agent, under the Credit Agreement, dated as of August 31, 2006 (as thereafter amended, the "Credit Agreement") among the Borrower, the Banks and the Agent. Each Guarantor acknowledges that such Guarantor has received a copy of the proposed Sixth Amendment to the Credit Agreement, to be dated on or about November 4, 2015 (the "Amendment"). Each Guarantor agrees and acknowledges that the Amendment shall in no way impair or limit the right of the Bank under its Guaranty, and confirms that by its Guaranty, such Guarantor continues to guaranty payment and performance of the obligations of the Borrower to the Bank specified in such Guaranty, including without limitation obligations under the Credit Agreement as amended pursuant to the Amendment. Each Guarantor hereby confirms that its Guaranty remains in full force and effect, enforceable against such Guarantor in accordance with its terms.

Dated as of November 4, 2015.

MARTEN TRANSPORT SERVICES, LTD.

By:	/s/ James J. Hinnendael
James J. Hinnendael
	Title:	Chief Financial Officer

MARTEN TRANSPORT LOGISTICS, LLC

By:	/s/ James J. Hinnendael
James J. Hinnendael
	Title:	Chief Financial Officer

MARTEN TRANSPORT HOLDINGS, LTD.

By:	/s/ James J. Hinnendael
James J. Hinnendael
	Title:	Chief Financial Officer